UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 27, 2005

(Date of earliest event reported)

HEARTLAND, INC.

(Exact name of registrant as specified in its charter)

Maryland --------------------------------	000-27045 --------------------------------	36-4286069 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Fernbrook Lane, Suite 180

Plymouth, Minnesota 55447

(Address of principal executive offices) (Zip Code)

(866) 838-0600

(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01	Other Events.

FORWARD-LOOKING STATEMENTS. This current report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that involve risks and uncertainties. In addition, the Registrant (Heartland, Inc., a Maryland corporation, and its subsidiaries) may from time to time make oral forward-looking statements. Actual results are uncertain and may be impacted by many factors. In particular, certain risks and uncertainties that may impact the accuracy of the forward-looking statements with respect to revenues, expenses and operating results include without imitation; cycles of customer orders, general economic and competitive conditions and changing customer trends, technological advances and the number and timing of new product introductions, shipments of products and components from foreign suppliers, and changes in the mix of products ordered by customers. As a result, the actual results may differ materially from those projected in the forward-looking statements.

Because of these and other factors that may affect the Registrant's operating results, past financial performance should not be considered an indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

On September 12, 2005, the Registrant entered into a Letter of Intent Terry Robbins, President of Ohio Valley Lumber to acquire all the outstanding issued stock of NKR, Inc., d.b.a. Ohio Valley Lumber, a Delaware corporation for Four Million ($4,000,000.00) Dollars in cash, Two Million (2,000,000) shares of common stock of the Registrant, plus a additional infusion of Two Million ($2,000,000.00) Dollars in cash for the reduction of the Ohio Valley Lumber’s debts.

A definitive agreement is subject to the following conditions:

1.	Satisfactory review of Ohio Valley Lumber’s books and records by the Registrant.

2.	SEC qualified audited financials of Ohio Valley Lumber.

3.	All standard due diligence completed of Ohio Valley Lumber by the Registrant.

4.	A letter from the Registrant to the Board of Directors of Ohio Valley Lumber verifying the financial ability of the Registrant for the total amount of the proposed purchase of Ohio Valley Lumber.

Ohio Valley Lumber, (www.ohiovalleylumber.com) is a profitable company with annual sales in excess of around 18 million US Dollars, was originally founded in 1960. Ohio Valley Lumber is located at 16523 Street, Route 124, Piketon, Ohio. They are one of the largest hardwood mills in the United States. The Company’s facility encompasses a 230 acre site with a newly completed 9,000 square foot executive offices. The Company has a 42,000 square foot operating sawmill. They produce 30,000,000 board foot annual productions. Ohio Valley Lumber is the largest walnut producer in Ohio and the largest chip supplier to Mead Paper. They handle over 3 million feet of veneer logs annually. The Company, whose products are sold throughout the world, employs over 140 people.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Document Description

10.	Letter of Intent dated September 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND, INC.

(Registrant)

Date: September 27, 2005	By: /s/ TRENT SOMMERVILLE

Trent Sommerville

Chief Executive Officer

(Duly Authorized Officer)

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